UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23240

Eaton Vance Floating-Rate 2022 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2020

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate 2022 Target Term Trust (EFL)

Annual Report

June 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2020

Eaton Vance

Floating-Rate 2022 Target Term Trust

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended June 30, 2020 was dominated by a black swan event in the second half of the period: The outbreak of the novel coronavirus in China, which turned into a global pandemic that ended the longest-ever U.S. economic expansion and led to a dramatic decline in economic activity across the globe. The first half of the period was relatively benign. From the start of the period on July 1, 2019 through October 2019, loan prices declined modestly but stayed above $95, and loans saw renewed price appreciation in November and December.

Overall loan demand exceeded loan supply during the 12-month period, with institutional demand for structured loan products more than offsetting net outflows from retail loan products. Retail investors perceived loans — which have coupons that reset to London Interbank Offered Rate (“LIBOR”), — to be less attractive in an environment where LIBOR was falling due to actions taken by the U.S. Federal Reserve (the Fed) to reduce its benchmark federal funds rate.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investors’ nerves across capital markets. Loan prices, however, continued to rise in January, and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic, a broad selloff began across credit and equity markets.

March proved to be the worst month of the period for senior loans, and the second-worst month in the history of the asset class. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, declined 12.37% against the backdrop of a global slide in capital markets. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed for the period at $76.20 on March 23.

Beginning in the last week of March, however, the loan market turned a corner, as central banks around the world stepped in to shore up capital markets. The Fed, for its part, cut its benchmark federal funds rate to 0.00%-0.25% and announced other measures to help credit markets worldwide. In response, the loan market began a rally that would continue through the end of the period, with the Index returning 9.70% for the second quarter — one of its best-ever quarterly gains.

For the 12-month period as a whole, higher-quality BB-rated and B-rated loans generally outperformed lower-quality CCC-rated and D-rated issues, with BB-rated loans in the Index returning -1.72%, B-rated loans in the Index returning -1.14%, CCC-rated loans in the Index returning -13.07%, D-rated (defaulted) loans in the Index returning -45.66%, and the Index overall returning -1.99%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.34% at the beginning of the period to 3.23% at period-end — approximately the market’s long-term average.

Fund Performance

For the 12-month period ended June 30, 2020, Eaton Vance Floating-Rate 2022 Target Term Trust (the Fund) returned -3.65% at net asset value of its common shares (NAV), underperforming the -1.99% return of the Index. The Fund is managed against the stated objectives of delivering high current income and returning the initial NAV of $9.85 (before deduction of offering costs) per common share to shareholders after five years. At period end, the Fund’s NAV was $8.61.

The primary contributor to the Fund’s underperformance for the 12-month period relative to the Index was its use of leverage during the period. The Index is not leveraged. The Fund uses leverage to achieve additional exposure to the loan market, thus magnifying exposure to the Fund’s underlying investments in both up and down market environments.

Loan selection was the largest contributor to the Fund’s relative performance versus the Index for the 12-month period with such favorable variance achieved through investment in a number of securities across multiple sectors.

The Fund’s overall credit quality positioning versus the Index was a modest contributor to the Fund’s relative performance, and included a small out-of-Index allocation to high yield bonds, which contributed to the Fund’s relative performance in the period when high yield bonds generally outperformed senior loans.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Performance2,3

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception

Fund at NAV	07/31/2017	–3.65%	—	0.89%
Fund at Market Price	—	–7.36	—	–1.20

S&P/LSTA Leveraged Loan Index	—	–1.99%	2.89%	1.89%

% Premium/Discount to NAV[4]

				–5.92%

Distributions[5]

Total Distributions per share for the period				$0.523
Distribution Rate at NAV				5.02%
Distribution Rate at Market Price				5.33%

% Total Leverage[6]

Borrowings				25.25%
Variable Rate Term Preferred Shares (VRTP Shares)				10.16

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Fund Profile

Top 10 Issuers (% of total investments)7

Reynolds Group Holdings, Inc.	1.3%

Asurion, LLC	1.3

TransDigm, Inc.	1.2

Epicor Software Corporation	1.1

Virgin Media Bristol, LLC	0.9

Jaguar Holding Company II	0.9

Four Seasons Hotels Limited	0.9

Endo Luxembourg Finance Company I S.a.r.l.	0.9

Advanced Disposal Services, Inc.	0.9

Live Nation Entertainment, Inc.	0.8

Total	10.2%

Credit Quality (% of bonds and loans)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	14.8%

Health Care	8.9

Business Equipment and Services	6.9

Telecommunications	4.8

Chemicals and Plastics	4.6

Containers and Glass Products	4.3

Lodging and Casinos	4.2

Drugs	4.1

Insurance	4.0

Industrial Equipment	3.9

Total	60.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9

Investment Objectives. The Fund’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares of record on or about October 31, 2022 (the “Termination Date”). Although the Fund has an investment objective of returning Original NAV to common shareholders of record on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. See “Term Structure” below.

Principal Strategies. The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its managed assets in senior floating-rate loans (“Senior Loans”) of any maturity (“80% Policy”). Managed assets is the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) (“Managed Assets”). As it nears the Termination Date, the Fund may deviate from its 80% Policy and invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to enhance the liquidity of its portfolio and reduce investment risk.

Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions, including entities in emerging market countries. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (referred to as the “borrower” or “issuer”), are secured with first lien priority on specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. Senior Loans held by the Fund typically have a dollar weighted average period until the next interest rate adjustment of approximately 90 days or less.

Senior Loans are typically rated below investment grade (i.e., rated lower than BBB- by S&P Global Ratings (“S&P”). The Fund’s investments in below investment grade securities are commonly referred to as “junk” or “high yield” investments and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Under normal market conditions, no more than 15% of the Fund’s Managed Assets may be invested in securities rated CCC+ or lower by S&P or Fitch Ratings, or Caa1 or lower by Moody’s Investor Services, Inc. at time of purchase, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable credit quality.

The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to Senior Loans. The Fund’s use of total return swaps, credit default swaps (including credit default swaps on high yield bonds or high yield bond indices) and other derivative transactions other than for hedging purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund’s Managed Assets. The Fund may also use certain derivatives for hedging purposes (e.g., to hedge credit risk, foreign currency risk or interest rate risk). Such derivatives include futures contracts and options thereon, foreign currency exchange contracts and other currency hedging strategies, and interest rate swaps. There is no limit on the use of derivatives for hedging purposes.

Under normal conditions, the Fund may invest up to 20% of its Managed Assets in (1) income producing securities (including, without limitation, U.S. government and U.S. government agency backed debt securities and investment grade and below investment grade corporate debt securities (commonly referred to as “junk” or “high yield” securities, collectively “High Yield Bonds”)), (2) loan interests that have a lower than first lien priority on collateral or that are not secured by any specific collateral of the borrower (“Junior Loans”), (3) warrants and equity securities, including common stock and preferred stock, issued by a borrower or its affiliates and (4) investment companies. The longest maturity for any high yield securities in which the Fund invests will be not more than six months beyond the Termination Date. The Fund will not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.

Term Structure. In accordance with its Declaration of Trust, the Fund will terminate at the close of business on or about the Termination Date. The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to common shareholders of record. However, if the Fund’s Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to shareholders but without shareholder approval, the Fund’s term may be extended, and the Termination Date deferred, for one period of up to twelve months and one additional period of up to six months by a vote of the Board of Trustees.

Principal Risks

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares of the Fund may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the common shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the common shares.

Five Year Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Expenses associated with liquidation of the Fund’s assets may also be substantial during this period. In addition, during the life of the Fund, the value of the Fund’s assets could change significantly, and the Fund could incur substantial losses prior to or at liquidation. Although the Fund has an investment objective of returning Original NAV to common shareholders of record on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to shareholders of record, and such return is not backed or otherwise guaranteed by the adviser or any other entity.

The Fund’s ability to return Original NAV to common shareholders of record on or about the Termination Date will depend on market conditions, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price, and the performance of the Fund’s portfolio investments and cash flow management. The Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to shareholders upon termination. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund. In addition, the Fund’s investment in higher quality and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period closely prior to termination. To the extent that lower distribution rates may negatively impact common share price, such reduced yield and monthly dividends may cause a reduction of common share price. The Fund may invest less than 80% of its Managed Assets in Senior Loans shortly prior to the original Termination Date and during any extension of the Termination Date. During such time, the Fund may not earn as much income as it would in Senior Loans.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than Senior Loans to the same borrower.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restriction may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Leverage Risk. Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be

6

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.

Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

7

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objectives. It is possible to lose money by investing in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

8

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[9]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

Fund	profile subject to change due to active management.

    Important Notices to Shareholders

Effective November 1, 2019, the Fund is managed by Craig P. Russ, Andrew N. Sveen, Catherine C. McDermott, William E. Holt and Daniel P.McElaney.

9

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Endnotes and Additional Disclosures — Continued

    Important Notices to Shareholders — continued

On August 13, 2020, the Board of Trustees of the Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by the Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

10

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 140.9%(1)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 2.5%

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 4.65%, (6 mo. USD LIBOR + 3.50%), Maturing January 17, 2027	$274	$262,826

Dynasty Acquisition Co., Inc.

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026	357	308,279

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026	665	573,400

TransDigm, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024	1,195	1,084,154

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025	2,911	2,641,955

WP CPP Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025	246	214,088

		$5,084,702

Air Transport — 0.6%

Delta Air Lines, Inc.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing April 29, 2023	$825	$811,800

JetBlue Airways Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 12, 2024	175	171,865

Mileage Plus Holdings, LLC

Term Loan, Maturing June 25, 2027(2)	300	298,366

		$1,282,031

Automotive — 2.7%

Adient US, LLC

Term Loan, 4.25%, (USD LIBOR + 4.00%), Maturing May 6, 2024(3)	$520	$501,819

Autokiniton US Holdings, Inc.

Term Loan, 6.55%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025	294	280,770

Bright Bidco B.V.

Term Loan, 4.57%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	739	322,177

Chassix, Inc.

Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023(3)	244	176,719

Garrett LX III S.a.r.l.

Term Loan, 3.54%, (3 mo. USD LIBOR + 3.25%), Maturing September 27, 2025	98	91,864

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive (continued)

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026	$218	$209,524

Panther BF Aggregator 2 L.P.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026	1,414	1,351,846

Tenneco, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	1,404	1,228,347

Thor Industries, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026	413	406,649

TI Group Automotive Systems, LLC

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), Maturing June 30, 2022	1,000	967,500

		$5,537,215

Beverage and Tobacco — 0.1%

Arterra Wines Canada, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 15, 2023	$147	$142,551

		$142,551

Brokerage / Securities Dealers / Investment Houses — 0.4%

Advisor Group, Inc.

Term Loan, 5.18%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	$423	$396,445

Clipper Acquisitions Corp.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	439	425,588

OZ Management L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	9	8,468

		$830,501

Building and Development — 3.6%

ACProducts, Inc.

Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025	$174	$169,830

Advanced Drainage Systems, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026	115	112,271

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027	943	902,096

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development (continued)

APi Group DE, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	$572	$555,319

Beacon Roofing Supply, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	220	210,237

Brookfield Property REIT, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	368	307,645

Core & Main L.P.

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing August 1, 2024(3)	124	118,318

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025	2,167	2,051,943

NCI Building Systems, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	295	281,351

Quikrete Holdings, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027	1,923	1,860,977

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024	851	808,680

		$7,378,667

Business Equipment and Services — 10.8%

Adtalem Global Education, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025	$147	$137,812

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025	325	339,625

AlixPartners, LLP

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing April 4, 2024	1,557	1,506,943

Allied Universal Holdco, LLC

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026	1,318	1,279,922

Amentum Government Services Holdings, LLC

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing February 1, 2027	375	370,312

AppLovin Corporation

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025	1,607	1,562,697

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025	249	245,011

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

ASGN Incorporated

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025	$104	$102,051

Belfor Holdings, Inc.

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	198	195,030

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027	249	234,985

Bracket Intermediate Holding Corp.

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	344	318,944

Camelot U.S. Acquisition 1 Co.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing October 30, 2026	721	700,035

Cardtronics USA, Inc.

Term Loan, Maturing June 25, 2027(2)	225	222,750

CCC Information Services, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 29, 2024	911	881,364

Ceridian HCM Holding, Inc.

Term Loan, 2.61%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025	565	540,928

Da Vinci Purchaser Corp.

Term Loan, 5.24%, (6 mo. USD LIBOR + 4.00%), Maturing January 8, 2027	150	146,375

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027	800	778,750

EAB Global, Inc.

Term Loan, 4.89%, (3 mo. USD LIBOR + 3.75%), Maturing November 15, 2024	538	508,056

EIG Investors Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023	1,612	1,563,870

Garda World Security Corporation

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026	532	524,489

IG Investment Holdings, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 23, 2025	172	157,780

IRI Holdings, Inc.

Term Loan, 4.61%, (3 mo. USD LIBOR + 4.25%), Maturing December 1, 2025	616	584,331

Iron Mountain, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	342	329,028

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

KAR Auction Services, Inc.

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	$248	$236,339

Kronos Incorporated

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	2,432	2,429,220

KUEHG Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 21, 2025	1,383	1,187,028

Loire Finco Luxembourg S.a.r.l.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing April 21, 2027	125	120,312

Pike Corporation

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing July 24, 2026	188	182,398

Pre-Paid Legal Services, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	201	192,415

Prime Security Services Borrower, LLC

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing September 23, 2026(3)	1,106	1,065,661

Red Ventures, LLC

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2024	425	403,479

SMG US Midco 2, Inc.

Term Loan, 3.27%, (USD LIBOR + 2.50%), Maturing January 23, 2025(3)	98	86,761

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022	1,907	1,832,761

Tech Data Corporation

Term Loan, Maturing June 30, 2025(2)	475	470,844

West Corporation

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing October 10, 2024	123	105,452

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 10, 2024	390	335,790

		$21,879,548

Cable and Satellite Television — 4.2%

Altice France S.A.

Term Loan, 3.87%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026	$1,268	$1,218,384

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026	495	477,898

Charter Communications Operating, LLC

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027	1,292	1,245,392

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	$395	$375,843

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027	468	446,133

Telenet Financing USD, LLC

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028	1,500	1,418,840

UPC Broadband Holding B.V.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028	325	310,781

Virgin Media Bristol, LLC

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028	3,100	2,974,450

		$8,467,721

Chemicals and Plastics — 7.0%

Alpha 3 B.V.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing January 31, 2024	$1,237	$1,192,820

Axalta Coating Systems US Holdings, Inc.

Term Loan, 2.06%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	2,504	2,410,564

Ferro Corporation

Term Loan, 2.56%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	133	129,222

Term Loan, 2.56%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	136	132,031

Hexion, Inc.

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026	297	289,575

Illuminate Buyer, LLC

Term Loan, Maturing June 16, 2027(2)	325	320,734

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 28, 2026	82	78,810

INEOS US Finance, LLC

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing April 1, 2024	1,268	1,201,748

Messer Industries GmbH

Term Loan, 2.81%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026	1,013	968,834

Momentive Performance Materials, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024	668	629,826

PMHC II, Inc.

Term Loan, 4.33%, (USD LIBOR + 3.50%), Maturing March 31, 2025(3)	738	626,923

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)

PQ Corporation

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2027	$1,711	$1,670,443

Term Loan, Maturing February 7, 2027(2)	775	760,469

Pregis TopCo Corporation

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026	249	240,510

Rohm Holding GmbH

Term Loan, 6.78%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	149	132,458

Spectrum Holdings III Corp.

Term Loan, 3.56%, (3 mo. USD LIBOR + 3.25%), Maturing January 31, 2025	59	52,047

Starfruit Finco B.V.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	1,082	1,020,654

Tronox Finance, LLC

Term Loan, 2.98%, (USD LIBOR + 2.75%), Maturing September 23, 2024(3)	1,202	1,154,771

Venator Materials Corporation

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024	1,264	1,182,074

		$14,194,513

Conglomerates — 0.8%

Penn Engineering & Manufacturing Corp.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 27, 2024	$1,620	$1,571,014

		$1,571,014

Containers and Glass Products — 6.6%

Berry Global, Inc.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022	$2,000	$1,953,750

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026	371	356,533

BWAY Holding Company

Term Loan, 4.56%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	728	656,932

Flex Acquisition Company, Inc.

Term Loan, 4.43%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023	2,212	2,125,380

Term Loan, 4.68%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	587	552,985

Libbey Glass, Inc.

DIP Loan, 6.25%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), Maturing January 1, 2021(4)	439	441,327

Term Loan, 0.00%, Maturing April 9, 2021(5)	1,860	381,261

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products (continued)

Pelican Products, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing May 1, 2025	$245	$226,012

Proampac PG Borrower, LLC

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing November 20, 2023(3)	718	687,785

Reynolds Consumer Products, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing February 4, 2027	923	889,817

Reynolds Group Holdings, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	4,387	4,196,804

Ring Container Technologies Group, LLC

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	340	325,673

Trident TPI Holdings, Inc.

Term Loan, 4.07%, (6 mo. USD LIBOR + 3.00%), Maturing October 17, 2024	759	728,340

		$13,522,599

Cosmetics/Toiletries — 0.4%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (2 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023	$250	$238,926

Term Loan, 8.00%, (2 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing May 15, 2023	617	611,787

		$850,713

Drugs — 6.0%

Akorn, Inc.

Term Loan, 15.50%, (1 mo. USD LIBOR + 14.50%, Floor 1.00%), 14.75% cash, 0.75% PIK, Maturing April 16, 2021	$516	$495,470

Albany Molecular Research, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing August 30, 2024	729	705,670

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 30, 2025	500	478,750

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	1,372	1,260,228

Bausch Health Companies, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	402	391,150

Catalent Pharma Solutions, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing May 18, 2026	321	316,926

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)

Elanco Animal Health, Inc.

Term Loan, Maturing February 4, 2027(2)	$775	$742,062

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024	2,910	2,741,947

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.11%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027	348	336,303

Jaguar Holding Company II

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing August 18, 2022	2,908	2,865,838

Mallinckrodt International Finance S.A.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing September 24, 2024	2,364	1,776,006

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing February 24, 2025	217	160,539

		$12,270,889

Ecological Services and Equipment — 2.2%

Advanced Disposal Services, Inc.

Term Loan, 3.00%, (1 week USD LIBOR + 2.25%, Floor 0.75%), Maturing November 10, 2023	$2,751	$2,727,317

EnergySolutions, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 9, 2025	663	614,915

GFL Environmental, Inc.

Term Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), Maturing May 30, 2025(3)	1,083	1,055,704

US Ecology Holdings, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026	100	97,012

		$4,494,948

Electronics / Electrical — 23.1%

Applied Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 19, 2024	$1,911	$1,870,863

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing September 19, 2025	175	175,437

Aptean, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026	272	257,609

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027	324	303,115

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Avast Software B.V.

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing September 29, 2023	$235	$232,485

Banff Merger Sub, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	2,376	2,255,948

Barracuda Networks, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing February 12, 2025	860	841,896

Buzz Merger Sub, Ltd.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027	224	217,985

Castle US Holding Corporation

Term Loan, 4.06%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027	408	376,600

CDW, LLC

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	496	489,612

Celestica, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	88	82,469

CentralSquare Technologies, LLC

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	320	283,791

Cohu, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	295	280,012

CommScope, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	695	661,749

Cornerstone OnDemand, Inc.

Term Loan, 5.35%, (2 mo. USD LIBOR + 4.25%), Maturing April 22, 2027	700	690,375

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024	729	693,514

Datto, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026	124	120,579

ECI Macola/Max Holdings, LLC

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing September 27, 2024	317	310,750

Electro Rent Corporation

Term Loan, 6.02%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	877	856,890

Epicor Software Corporation

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	3,539	3,473,238

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

EXC Holdings III Corp.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing December 2, 2024	$671	$658,889

Finastra USA, Inc.

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024(3)	1,887	1,658,105

Fiserv Investment Solutions, Inc.

Term Loan, 5.14%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027	225	220,781

Flexera Software, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 26, 2025	660	646,549

GlobalLogic Holdings, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing August 1, 2025	172	165,941

Hyland Software, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 1, 2024	2,737	2,663,088

Infoblox, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	712	702,711

Informatica, LLC

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027	2,369	2,268,377

MA FinanceCo., LLC

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	247	231,226

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 5, 2025	725	710,500

MACOM Technology Solutions Holdings, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024	572	538,607

Marcel LUX IV S.a.r.l.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing March 15, 2026	595	570,180

Microchip Technology Incorporated

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025	597	579,910

MKS Instruments, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026	132	127,661

NCR Corporation

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026	372	361,022

Recorded Books, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 4.25%), Maturing August 29, 2025	100	97,378

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Refinitiv US Holdings, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	$791	$775,356

Seattle Spinco, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	1,666	1,561,527

SGS Cayman L.P.

Term Loan, 6.38%, (3 mo. USD LIBOR + 5.38%, Floor 1.00%), Maturing April 23, 2021	148	126,882

SkillSoft Corporation

DIP Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing September 14, 2020	111	105,462

Term Loan, 0.00%, Maturing April 28, 2021(5)	1,959	1,217,962

SolarWinds Holdings, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	1,429	1,386,454

Solera, LLC

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	2,504	2,413,745

Sparta Systems, Inc.

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	471	407,829

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	302	289,105

SS&C Technologies, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	430	411,497

STG-Fairway Holdings, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing January 31, 2027	175	163,680

Sutherland Global Services, Inc.

Term Loan, 6.38%, (3 mo. USD LIBOR + 5.38%, Floor 1.00%), Maturing April 23, 2021	634	545,077

Syncsort Incorporated

Term Loan, 6.61%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024	1,264	1,232,866

Tibco Software, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	1,650	1,586,062

TTM Technologies, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	106	103,045

Uber Technologies, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	1,940	1,849,843

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025	588	564,235

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Ultimate Software Group, Inc. (The)

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	$645	$625,887

Term Loan, Maturing May 4, 2026(2)	1,650	1,625,250

Ultra Clean Holdings, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	296	289,712

Verifone Systems, Inc.

Term Loan, 4.38%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	1,109	937,615

Veritas Bermuda, Ltd.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing January 27, 2023	727	674,686

VS Buyer, LLC

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027	449	435,409

Vungle, Inc.

Term Loan, 5.68%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	273	267,479

Western Digital Corporation

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	741	725,440

		$46,997,947

Equipment Leasing — 0.5%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), Maturing January 15, 2025	$1,044	$976,649

IBC Capital Limited

Term Loan, 4.06%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	120	115,478

		$1,092,127

Financial Intermediaries — 3.0%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026	$149	$137,362

Aretec Group, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	1,507	1,386,685

Claros Mortgage Trust, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing August 9, 2026	298	275,419

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025	98	95,306

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)

Focus Financial Partners, LLC

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024	$1,131	$1,085,721

Franklin Square Holdings L.P.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025	196	190,605

Greenhill & Co., Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024	513	487,667

GreenSky Holdings, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing March 29, 2025	200	196,000

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	1,320	1,266,840

Harbourvest Partners, LLC

Term Loan, 2.57%, (2 mo. USD LIBOR + 2.25%), Maturing March 3, 2025	161	156,126

Starwood Property Trust, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026	199	190,560

StepStone Group L.P.

Term Loan, 5.00%, (6 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 27, 2025	244	238,266

Victory Capital Holdings, Inc.

Term Loan, 3.94%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026	456	443,364

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024	52	50,313

		$6,200,234

Food Products — 3.1%

Alphabet Holding Company, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	$1,362	$1,283,554

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024	145	142,394

B&G Foods, Inc.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026	99	98,226

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024	489	425,163

CHG PPC Parent, LLC

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	196	187,425

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)

Froneri International, Ltd.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 29, 2027	$825	$778,938

Hearthside Food Solutions, LLC

Term Loan, 3.87%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025	663	633,780

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	172	165,480

HLF Financing S.a.r.l.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025	418	404,253

JBS USA Lux S.A.

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing May 1, 2026	2,100	2,013,775

Nomad Foods Europe Midco Limited

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	245	237,574

		$6,370,562

Food Service — 1.8%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026	$1,816	$1,726,443

Aramark Services, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	326	309,621

IRB Holding Corp.

Term Loan, 3.75%, (6 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025	810	751,269

Restaurant Technologies, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	74	68,704

US Foods, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2023	318	296,122

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing September 13, 2026	645	608,837

		$3,760,996

Food / Drug Retailers — 0.1%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.43%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024	$244	$238,875

		$238,875

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Forest Products — 0.2%

Neenah, Inc.

Term Loan, Maturing June 25, 2027(2)	$375	$373,125

		$373,125

Health Care — 13.8%

Accelerated Health Systems, LLC

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	$222	$211,652

ADMI Corp.

Term Loan, 2.93%, (3 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	1,185	1,109,292

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023	231	157,467

athenahealth, Inc.

Term Loan, 4.82%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	741	717,789

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024	181	176,938

BioClinica Holding I, L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 20, 2023	727	675,561

BW NHHC Holdco, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	392	305,760

Certara L.P.

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024	970	906,562

Change Healthcare Holdings, LLC

Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), Maturing March 1, 2024(3)	1,898	1,827,256

CHG Healthcare Services, Inc.

Term Loan, 4.07%, (3 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	2,288	2,210,490

CryoLife, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 1, 2024	171	166,146

Ensemble RCM, LLC

Term Loan, 4.44%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026	199	193,786

Envision Healthcare Corporation

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	2,491	1,674,032

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025	967	940,607

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

GHX Ultimate Parent Corporation

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing June 28, 2024	$1,359	$1,321,285

Greatbatch Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022	628	621,427

Hanger, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	415	400,897

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025	466	453,631

IQVIA, Inc.

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%), Maturing March 7, 2024	1,344	1,312,856

Medical Solutions, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024	149	144,409

MPH Acquisition Holdings, LLC

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 7, 2023	1,802	1,713,647

National Mentor Holdings, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	11	10,421

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	237	228,883

Navicure, Inc.

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026	374	361,905

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022	476	412,605

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	1,758	1,645,471

Parexel International Corporation

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	859	817,131

Phoenix Guarantor, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026	743	716,995

Radiology Partners, Inc

Term Loan, 5.67%, (USD LIBOR + 4.25%), Maturing July 9, 2025(3)	480	447,526

Select Medical Corporation

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	2,144	2,047,168

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Sound Inpatient Physicians

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	$196	$188,487

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024	723	641,447

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024	735	570,577

Tecomet, Inc.

Term Loan, 4.68%, (3 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	1,210	1,150,991

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024	714	636,983

Verscend Holding Corp.

Term Loan, 4.68%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	589	574,760

Viant Medical Holdings, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	197	173,411

Wink Holdco, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing December 2, 2024	171	164,440

		$28,030,691

Home Furnishings — 1.2%

Serta Simmons Bedding, LLC

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023	$624	$618,800

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023	2,065	1,781,113

		$2,399,913

Industrial Equipment — 6.0%

AI Alpine AT Bidco GmbH

Term Loan, 4.21%, (USD LIBOR + 3.00%), Maturing October 31, 2025(3)	$99	$89,881

Altra Industrial Motion Corp.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	260	248,015

Apex Tool Group, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024	915	823,764

Carlisle Foodservice Products, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025	98	91,286

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)

CPM Holdings, Inc.

Term Loan, 3.96%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025	$123	$112,217

Delachaux Group S.A.

Term Loan, 5.36%, (6 mo. USD LIBOR + 4.50%), Maturing April 16, 2026	173	165,887

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing August 29, 2023	183	173,546

Dynacast International, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing January 28, 2022	862	711,317

Engineered Machinery Holdings, Inc.

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 19, 2024	853	816,867

EWT Holdings III Corp.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing December 20, 2024	1,690	1,642,005

Filtration Group Corporation

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	1,106	1,065,842

Gardner Denver, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027	442	420,665

Gates Global, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 1, 2024	1,940	1,874,646

Hayward Industries, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024	717	688,706

Ingersoll-Rand Services Company

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027	524	497,667

LTI Holdings, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025	172	146,290

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026	74	63,458

Rexnord, LLC

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing August 21, 2024	1,173	1,158,915

Robertshaw US Holding Corp.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing February 28, 2025(3)	391	325,508

Thermon Industries, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 30, 2024	88	85,109

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)

Titan Acquisition Limited

Term Loan, 3.36%, (3 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	$1,144	$1,048,760

		$12,250,351

Insurance — 6.3%

Alliant Holdings Intermediate, LLC

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025	$877	$832,691

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025	173	166,623

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024	889	866,166

AssuredPartners Capital, Inc.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 12, 2027	200	196,508

AssuredPartners, Inc.

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027	572	548,525

Asurion, LLC

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022	2,169	2,117,227

Term Loan - Second Lien, 6.68%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025	1,875	1,868,359

FrontDoor, Inc.

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025	172	167,209

Hub International Limited

Term Loan, 4.02%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025	1,887	1,803,966

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 25, 2025	697	689,341

NFP Corp.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027	1,384	1,294,251

Sedgwick Claims Management Services, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025	468	443,116

USI, Inc.

Term Loan, 3.31%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	1,264	1,203,566

Term Loan, 4.31%, (3 mo. USD LIBOR + 4.00%), Maturing December 2, 2026	547	531,859

		$12,729,407

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies — 5.2%

AMC Entertainment Holdings, Inc.

Term Loan, 4.08%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026	$716	$523,401

Ancestry.com Operations, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026	1,584	1,505,776

Bombardier Recreational Products, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027	275	276,375

Carnival Corporation

Term Loan, Maturing June 26, 2025(2)	550	533,500

ClubCorp Holdings, Inc.

Term Loan, 3.06%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	656	559,941

Crown Finance US, Inc.

Term Loan, 3.32%, (3 mo. USD LIBOR + 2.25%), Maturing February 28, 2025	609	461,367

Term Loan, 3.57%, (6 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	571	427,608

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024	1,000	955,000

Live Nation Entertainment, Inc.

Term Loan, 2.00%, (1 mo. USD LIBOR + 1.75%), Maturing October 17, 2026	2,910	2,694,973

Match Group, Inc.

Term Loan, 2.18%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027	275	261,250

Motion Finco S.a.r.l.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing November 4, 2026	26	23,698

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing November 13, 2026	198	180,310

NASCAR Holdings, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026	282	271,889

Playtika Holding Corp.

Term Loan, 7.07%, (3 mo. USD LIBOR + 6.00%), Maturing December 10, 2024	1,292	1,294,297

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025	195	185,052

Travel Leaders Group, LLC

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024	368	252,656

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026	173	165,551

		$10,572,644

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos — 5.8%

Aristocrat Technologies, Inc.

Term Loan, 2.86%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024	$204	$194,546

Boyd Gaming Corporation

Term Loan, 2.36%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023	1,843	1,745,885

CCM Merger, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing August 8, 2021	842	823,377

CityCenter Holdings, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 18, 2024	1,193	1,087,523

Four Seasons Hotels Limited

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023	2,910	2,771,344

Golden Nugget, Inc.

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), Maturing October 4, 2023(3)	2,987	2,475,113

GVC Holdings (Gibraltar) Limited

Term Loan, 3.31%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024	914	882,166

Hanjin International Corp.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	200	184,000

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024	462	395,732

Stars Group Holdings B.V. (The)

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025	813	810,289

Wyndham Hotels & Resorts, Inc.

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025	491	465,705

		$11,835,680

Nonferrous Metals / Minerals — 0.2%

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%, Floor 2.00%), Maturing July 31, 2020	$204	$117,574

Term Loan, 0.00%, Maturing October 17, 2022(5)	735	17,905

Oxbow Carbon, LLC

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	219	213,281

		$348,760

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas — 2.5%

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	$96	$91,712

Blackstone CQP Holdco L.P.

Term Loan, 3.81%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	396	380,902

Buckeye Partners L.P.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026	1,047	1,009,931

Centurion Pipeline Company, LLC

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	99	94,109

CITGO Holding, Inc.

Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023	99	94,784

CITGO Petroleum Corporation

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	878	844,801

Delek US Holdings, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	74	69,208

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 31, 2025	224	216,395

Fieldwood Energy, LLC

Term Loan, 0.00%, Maturing April 11, 2022(5)	1,500	305,000

McDermott Technology Americas, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing June 30, 2024	9	8,666

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2025	80	71,752

Prairie ECI Acquiror, L.P.

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	1,093	994,252

Term Loan, 5.06%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	200	182,000

PSC Industrial Holdings Corp.

Term Loan, 4.98%, (6 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	293	264,713

UGI Energy Services, LLC

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	396	384,615

		$5,012,840

Publishing — 1.6%

Ascend Learning, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 12, 2024	$1,264	$1,216,051

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing (continued)

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	$708	$634,478

Harland Clarke Holdings Corp.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing November 3, 2023	162	117,932

Nielsen Finance, LLC

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing June 4, 2025	325	322,969

ProQuest, LLC

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	896	871,433

		$3,162,863

Radio and Television — 3.9%

Cumulus Media New Holdings, Inc.

Term Loan, 4.82%, (3 mo. USD LIBOR + 3.75%), Maturing March 31, 2026	$199	$187,086

Diamond Sports Group, LLC

Term Loan, 3.43%, (3 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	1,662	1,361,121

Entercom Media Corp.

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	739	694,063

Entravision Communications Corporation

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	307	287,871

Gray Television, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	234	226,837

Hubbard Radio, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 28, 2025	1,169	1,052,197

iHeartCommunications, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	871	806,053

Mission Broadcasting, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	132	126,152

Nexstar Broadcasting, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	515	490,369

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	192	183,239

Sinclair Television Group, Inc.

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	248	237,425

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)

Terrier Media Buyer, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	$697	$666,899

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024	1,684	1,564,292

		$7,883,604

Rail Industries — 0.2%

Genesee & Wyoming, Inc.

Term Loan, 2.31%, (3 mo. USD LIBOR + 2.00%), Maturing December 30, 2026	$374	$361,625

		$361,625

Retailers (Except Food and Drug) — 3.0%

Apro, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 14, 2026	$1,005	$987,738

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 16, 2026	289	283,833

Ascena Retail Group, Inc.

Term Loan, 5.25%, (USD LIBOR + 4.50%, Floor 0.75%), Maturing August 21, 2022(3)	860	301,840

Bass Pro Group, LLC

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	997	964,022

BJ’s Wholesale Club, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing February 3, 2024	941	914,134

Hoya Midco, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	726	609,932

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	362	299,798

PetSmart, Inc.

Term Loan, 5.00%, (6 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 11, 2022	1,728	1,710,204

		$6,071,501

Steel — 2.3%

Atkore International, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 22, 2023	$1,982	$1,939,897

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	891	864,418

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Steel (continued)

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	$342	$308,126

Zekelman Industries, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 24, 2027	1,546	1,488,145

		$4,600,586

Surface Transport — 0.8%

Agro Merchants NAI Holdings, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing December 6, 2024	$22	$21,095

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	294	275,852

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	966	903,902

PODS, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 6, 2024	215	207,039

XPO Logistics, Inc.

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	225	220,312

		$1,628,200

Telecommunications — 5.6%

CenturyLink, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027	$2,761	$2,611,419

Colorado Buyer, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024	728	559,006

Global Eagle Entertainment, Inc.

Term Loan, 8.72%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	751	522,218

Intelsat Jackson Holdings S.A.

DIP Loan, 5.05%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing July 14, 2021(4)	267	271,191

Term Loan, 8.00%, (USD Prime + 4.75%), Maturing November 27, 2023	900	900,844

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024	776	737,143

Plantronics, Inc.

Term Loan, 2.70%, (USD LIBOR + 2.50%), Maturing July 2, 2025(3)	495	453,272

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications (continued)

Syniverse Holdings, Inc.

Term Loan, 6.87%, (6 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	$367	$263,009

T-Mobile USA, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2027	1,200	1,200,000

Telesat Canada

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026	547	525,360

Zayo Group Holdings, Inc.

Term Loan, 3.18%, (1 mo. USD LIBOR + 3.00%), Maturing March 9, 2027	973	924,998

Ziggo Financing Partnership

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028	2,650	2,510,875

		$11,479,335

Utilities — 2.8%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025	$1,281	$1,241,441

Calpine Corporation

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024	1,939	1,875,362

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing April 5, 2026	347	335,053

Granite Acquisition, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing December 19, 2021	1,217	1,195,529

USIC Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 8, 2023	1,116	1,067,020

		$5,714,405

Total Senior Floating-Rate Loans (identified cost $306,893,564)		$286,623,883

Corporate Bonds & Notes — 13.5%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.7%

Air Canada

7.75%, 4/15/21(6)	$190	$190,689

American Airlines Group, Inc.

5.00%, 6/1/22(6)	500	291,520

Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense (continued)

Bombardier, Inc.

6.125%, 1/15/23(6)	$1,000	$688,800

United Airlines Holdings, Inc.

4.25%, 10/1/22	250	212,891

		$1,383,900

Automotive — 0.7%

Ford Motor Credit Co., LLC

3.087%, 1/9/23	$925	$881,349

ZF North America Capital, Inc.

4.50%, 4/29/22(6)	545	561,486

		$1,442,835

Building and Development — 0.7%

Griffon Corp.

5.25%, 3/1/22	$739	$741,376

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(6)	253	255,187

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.

5.875%, 4/15/23(6)	500	515,572

		$1,512,135

Cable and Satellite Television — 0.5%

CSC Holdings, LLC

5.875%, 9/15/22	$925	$968,683

		$968,683

Chemicals and Plastics — 0.2%

OCI N.V.

6.625%, 4/15/23(6)	$500	$505,000

		$505,000

Drugs — 0.3%

Bausch Health Companies, Inc.

5.50%, 3/1/23(6)	$600	$598,563

		$598,563

Electronics / Electrical — 0.0%(7)

CommScope, Inc.

5.00%, 6/15/21(6)	$100	$100,000

		$100,000

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy — 0.5%

Sunoco, L.P./Sunoco Finance Corp.

4.875%, 1/15/23	$1,000	$988,645

		$988,645

Financial Intermediaries — 1.4%

Ally Financial, Inc.

4.625%, 5/19/22	$1,000	$1,041,178

Ford Motor Credit Co., LLC

5.875%, 8/2/21	321	324,762

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	500	502,362

Navient Corp.

5.50%, 1/25/23	1,007	968,608

		$2,836,910

Food / Drug Retailers — 0.1%

Safeway, Inc.

3.95%, 8/15/20	$100	$99,486

4.75%, 12/1/21	9	9,123

		$108,609

Health Care — 0.2%

Acadia Healthcare Co., Inc.

5.625%, 2/15/23	$310	$310,916

		$310,916

Internet Software & Services — 0.5%

Netflix, Inc.

5.50%, 2/15/22	$1,000	$1,045,875

		$1,045,875

Leisure Goods / Activities / Movies — 0.0%(7)

Sabre GLBL, Inc.

5.375%, 4/15/23(6)	$95	$88,934

		$88,934

Lodging and Casinos — 0.8%

MGM Resorts International

6.00%, 3/15/23	$310	$313,907

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23	276	261,785

Security	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)

Studio City Co., Ltd.

7.25%, 11/30/21(6)	$1,000	$1,009,815

		$1,585,507

Metals / Mining — 0.4%

Hudbay Minerals, Inc.

7.25%, 1/15/23(6)	$769	$760,268

		$760,268

Nonferrous Metals / Minerals — 0.0%(7)

New Gold, Inc.

6.25%, 11/15/22(6)	$62	$62,688

		$62,688

Oil and Gas — 2.4%

Energy Transfer Operating, L.P.

4.25%, 3/15/23	$1,000	$1,056,824

Great Western Petroleum, LLC/Great Western Finance Corp.

9.00%, 9/30/21(6)	500	305,000

Newfield Exploration Co.

5.75%, 1/30/22	155	155,358

Occidental Petroleum Corp.

1.842%, (3 mo. USD LIBOR + 1.45%), 8/15/22	554	509,892

Precision Drilling Corp.

6.50%, 12/15/21	536	500,423

SM Energy Co.

6.125%, 11/15/22	1,000	733,515

Tervita Corp.

7.625%, 12/1/21(6)	1,287	1,013,918

Transocean, Inc.

8.375%, 12/15/21	750	532,500

		$4,807,430

Real Estate Investment Trusts (REITs) — 0.7%

iStar, Inc.

5.25%, 9/15/22	$600	$584,109

Service Properties Trust

5.00%, 8/15/22	770	756,486

		$1,340,595

Surface Transport — 1.3%

DAE Funding, LLC

5.25%, 11/15/21(6)	$1,000	$985,000

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Surface Transport (continued)

Park Aerospace Holdings, Ltd.

5.25%, 8/15/22(6)	$1,000	$939,167

XPO Logistics, Inc.

6.50%, 6/15/22(6)	750	752,606

		$2,676,773

Technology — 0.3%

Dell International, LLC/EMC Corp.

5.875%, 6/15/21(6)	$662	$663,235

		$663,235

Telecommunications — 1.8%

Hughes Satellite Systems Corp.

7.625%, 6/15/21	$1,000	$1,032,275

SBA Communications Corp.

4.00%, 10/1/22	90	91,216

Sprint Communications, Inc.

6.00%, 11/15/22	1,500	1,584,173

T-Mobile USA, Inc.

6.00%, 3/1/23	1,000	1,005,870

		$3,713,534

Total Corporate Bonds & Notes (identified cost $29,088,373)		$27,501,035

Common Stocks — 0.1%
Security	Shares	Value

Oil and Gas — 0.1%

McDermott International, Inc.(8)(9)	35,449	$124,072

Total Common Stocks (identified cost $124,072)		$124,072

Short-Term Investments — 1.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.35%(10)	3,044,693	$3,044,693

Total Short-Term Investments (identified cost $3,044,693)		$3,044,693

Total Investments — 156.0% (identified cost $339,150,702)		$317,293,683

Less Unfunded Loan Commitments — (0.1)%		$(350,517)

Net Investments — 155.9% (identified cost $338,800,185)		$316,943,166

Notes Payable — (39.1)%		$(79,500,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (15.7)%		$(31,992,937)

Other Assets, Less Liabilities — (1.1)%		$(2,089,265)

Net Assets Applicable to Common Shares — 100.0%		$203,360,964

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)	This Senior Loan will settle after June 30, 2020, at which time the interest rate will be determined.

(3)

The stated interest rate represents the weighted average interest rate at June 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(4)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At June 30, 2020, the total value of unfunded loan commitments is $353,877. See Note 1E for description.

(5)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Portfolio of Investments — continued

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2020, the aggregate value of these securities is $10,287,448 or 5.1% of the Trust’s net assets applicable to common shares.

(7)	Amount is less than 0.05%.

(8)	Non-income producing security.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2020.

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Statement of Assets and Liabilities

Assets	June 30, 2020

Unaffiliated investments, at value (identified cost, $335,755,492)	$313,898,473

Affiliated investment, at value (identified cost, $3,044,693)	3,044,693

Cash	2,903,964

Interest receivable	1,127,576

Dividends receivable from affiliated investment	1,305

Receivable for investments sold	796,575

Prepaid upfront fees on variable rate term preferred shares	10,263

Prepaid upfront fees on notes payable	38,600

Prepaid expenses	14,373

Total assets	$321,835,822

Liabilities

Notes payable	$79,500,000

Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $7,063)	31,992,937

Payable for investments purchased	6,282,189

Payable to affiliates:

Investment adviser fee	180,572

Trustees’ fees	4,395

Interest expense and fees payable	368,286

Accrued expenses	146,479

Total liabilities	$118,474,858

Net assets applicable to common shares	$203,360,964

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 23,621,612 shares issued and outstanding	$236,216

Additional paid-in capital	231,986,037

Accumulated loss	(28,861,289)

Net assets applicable to common shares	$203,360,964

Net Asset Value Per Common Share

($203,360,964 ÷ 23,621,612 common shares issued and outstanding)	$8.61

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Statement of Operations

Investment Income	Year Ended June 30, 2020

Interest and other income	$17,217,736

Dividends from affiliated investment	119,312

Total investment income	$17,337,048

Expenses

Investment adviser fee	$2,334,424

Trustees’ fees and expenses	12,614

Custodian fee	156,410

Transfer and dividend disbursing agent fees	21,812

Legal and accounting services	65,340

Printing and postage	28,920

Interest expense and fees	3,604,321

Miscellaneous	42,524

Total expenses	$6,266,365

Net investment income	$11,070,683

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(3,763,383)

Investment transactions — affiliated investment	782

Net realized loss	$(3,762,601)

Change in unrealized appreciation (depreciation) —

Investments	$(15,848,659)

Net change in unrealized appreciation (depreciation)	$(15,848,659)

Net realized and unrealized loss	$(19,611,260)

Net decrease in net assets from operations	$(8,540,577)

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$11,070,683	$11,864,847

Net realized loss	(3,762,601)	(670,371)

Net change in unrealized appreciation (depreciation)	(15,848,659)	(2,912,554)

Net increase (decrease) in net assets from operations	$(8,540,577)	$8,281,922

Distributions to common shareholders	$(12,350,732)	$(12,585,057)

Capital share transactions —

Reinvestment of distributions to common shareholders	$94,119	$—

Net increase in net assets from capital share transactions	$94,119	$—

Net decrease in net assets	$(20,797,190)	$(4,303,135)

Net Assets Applicable to Common Shares

At beginning of year	$224,158,154	$228,461,289

At end of year	$203,360,964	$224,158,154

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2020

Net decrease in net assets from operations	$(8,540,577)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(104,931,068)

Investments sold and principal repayments	114,503,068

Decrease in short-term investments, net	3,683,205

Net amortization/accretion of premium (discount)	171,237

Amortization of prepaid upfront fees on variable rate term preferred shares	53,766

Amortization of deferred debt issuance costs on variable rate term preferred shares	37,003

Amortization of prepaid upfront fees on notes payable	54,800

Decrease in interest receivable	174,863

Decrease in dividends receivable from affiliated investment	6,138

Decrease in prepaid expenses	2,472

Decrease in payable to affiliate for investment adviser fee	(19,916)

Decrease in payable to affiliate for Trustees’ fees	(588)

Decrease in interest expense and fees payable	(280,468)

Increase in accrued expenses	17,841

Increase in unfunded loan commitments	350,517

Net change in unrealized (appreciation) depreciation from investments	15,848,659

Net realized loss from investments	3,762,601

Net cash provided by operating activities	$24,893,553

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(12,256,613)

Proceeds from notes payable	19,000,000

Repayments of notes payable	(31,500,000)

Payment of upfront fees on notes payable	(54,500)

Net cash used in financing activities	$(24,811,113)

Net increase in cash	$82,440

Cash at beginning of year	$2,821,524

Cash at end of year	$2,903,964

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:

Reinvestment of dividends and distributions	$94,119

Cash paid for interest and fees on borrowings and variable rate term preferred shares	3,793,720

31	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,		Period Ended June 30, 2018(1)
	2020	2019

Net asset value — Beginning of period (Common shares)	$9.490	$9.680	$9.850	(2)

Income (Loss) From Operations

Net investment income(3)	$0.469	$0.502	$0.404

Net realized and unrealized loss	(0.826)	(0.159)	(0.152)

Total income (loss) from operations	$(0.357)	$0.343	$0.252

Less Distributions to Common Shareholders

From net investment income	$(0.523)	$(0.533)	$(0.406)

Total distributions to common shareholders	$(0.523)	$(0.533)	$(0.406)

Offering costs charged to paid-in capital(3)	$—	$—	$(0.020)

Premium related to exercise of underwriters’ over-allotment option(3)	$—	$—	$0.004

Net asset value — End of period (Common shares)	$8.610	$9.490	$9.680

Market value — End of period (Common shares)	$8.100	$9.290	$9.440

Total Investment Return on Net Asset Value(4)	(3.65)%	3.86%	2.55	%(5)(6)

Total Investment Return on Market Value(4)	(7.36)%	4.20%	0.01	%(5)(6)

32	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,		Period Ended June 30, 2018(1)
Ratios/Supplemental Data	2020	2019

Net assets applicable to common shares, end of period (000’s omitted)	$203,361	$224,158	$228,461

Ratios (as a percentage of average daily net assets applicable to common shares):†

Expenses excluding interest and fees	1.24%	1.25%	1.24	%(7)

Interest and fee expense(8)	1.68%	2.12%	1.53	%(7)

Total expenses	2.92%	3.37%	2.77	%(7)

Net investment income	5.16%	5.25%	4.50	%(7)

Portfolio Turnover	32%	22%	30	%(5)

Senior Securities:

Total notes payable outstanding (in 000’s)	$79,500	$92,000	$100,000

Asset coverage per $1,000 of notes payable(9)	$3,961	$3,784	$3,605

Total variable rate term preferred shares outstanding	320	320	320

Asset coverage per variable rate term preferred share(10)	$282,387	$280,773	$273,077

Involuntary liquidation preference per variable rate term preferred share(11)	$100,000	$100,000	$100,000

Approximate market value per variable rate term preferred share(11)	$100,000	$100,000	$100,000

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.15 per share paid by the shareholders from the $10.00 offering price.

(3)	Computed using average common shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)	Not annualized.

(6)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Annualized.

(8)	Interest and fee expense relates to the variable rate term preferred shares (see Note 2) and the notes payable (see Note 7) for the purpose of financial leverage.

(9)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and variable rate term preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(10)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and variable rate term preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the variable rate term preferred shares, and multiplying the result by the liquidation value of one variable rate term preferred share. Such amount equates to 282%, 281% and 273% at June 30, 2020, June 30, 2019 and June 30, 2018, respectively.

(11)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus variable rate term preferred shares and borrowings are presented below. Ratios for periods less than one year are annualized.

	Year Ended June 30,		Period Ended June 30, 2018(1)
	2020	2019

Expenses excluding interest and fees	0.80%	0.80%	0.83%

Interest and fee expense	1.08%	1.35%	1.02%

Total expenses	1.88%	2.15%	1.85%

Net investment income	3.32%	3.35%	3.00%

(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

33	See Notes to Financial Statements.

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate 2022 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares of record on or about October 31, 2022 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to common shareholders, unless the term is extended for one period of up to twelve months and one additional period of up to six months by a vote of the Trust’s Board of Trustees.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

34

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust intends to make monthly distributions of net investment income and any net realized capital gains in amounts necessary to maintain its taxation as a regulated investment company for U.S. federal income tax purposes. For the purpose of pursuing its investment objective of returning Original NAV, the Trust may retain a portion of its net investment income and some or all of its net capital gains, which would result in the Trust paying U.S. federal excise and corporate income taxes.

As of June 30, 2020, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2020, the Trust had sufficient cash and/or securities to cover these commitments.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2  Variable Rate Term Preferred Shares

Variable rate term preferred shares are a form of preferred shares that represent stock of the Trust. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share.

On September 6, 2017, the Trust issued 320 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), with a mandatory redemption date of September 8, 2020, unless extended. Dividends on the VRTP Shares are determined each day based on a spread of 1.85% to three-month LIBOR. Such spread is determined based on the current credit rating of the VRTP Shares, which is provided by Moody’s Investor Service.

The VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the VRTP Shares’ redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. In connection with the issuance of VRTP Shares, the Trust paid an upfront fee of $160,000 and debt issuance costs of $110,112, both of which are being amortized to interest expense and fees over a period of three years. The unamortized amount of the debt issuance costs as of June 30, 2020 is presented as a reduction of the liability for VRTP Shares on the Statement of Assets and Liabilities.

The carrying amount of the VRTP Shares at June 30, 2020 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 9) at June 30, 2020. The average liquidation preference of the VRTP Shares during the year ended June 30, 2020 was $32,000,000.

35

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Notes to Financial Statements — continued

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. The Trust may also distribute net realized capital gains, if any, generally not more than once per year. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the VRTP Shares at June 30, 2020 was 3.28%. The amount of dividends accrued and the average annual dividend rate of the VRTP Shares during the year ended June 30, 2020 were $1,233,640 and 3.86%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended June 30, 2020 and June 30, 2019 was as follows:

	Year Ended June 30,
	2020	2019

Ordinary income	$13,584,372	$13,986,441

During the year ended June 30, 2020, accumulated loss was increased by $3,638 and paid-in capital was increased by $3,638 due to differences between book and tax accounting, primarily for non-deductible expenses and offering costs. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$610,795

Deferred capital losses	$(6,420,714)

Net unrealized depreciation	$(22,785,781)

Distributions payable	$(265,589)

At June 30, 2020, the Trust, for federal income tax purposes, had deferred capital losses of $6,420,714 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at June 30, 2020, $1,077,936 are short-term and $5,342,778 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$339,728,947

Gross unrealized appreciation	$408,888

Gross unrealized depreciation	(23,194,669)

Net unrealized depreciation	$(22,785,781)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average daily total managed assets and is payable monthly. During any extension period of the Trust’s term, the fee will be reduced to 0.35% of the Trust’s average daily total managed assets. Total managed assets as referred to herein represent total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended June 30, 2020, the Trust’s investment adviser fee amounted to $2,334,424.

36

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Notes to Financial Statements — continued

The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for investment advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

During the year ended June 30, 2020, EVM reimbursed the Fund $21,685 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $105,453,449 and $114,553,514, respectively, for the year ended June 30, 2020.

6  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the year ended June 30, 2019. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended June 30, 2020 were 9,872.

7  Credit Agreement

The Trust has entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $109 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 16, 2021, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 17, 2020, the Trust paid an upfront fee of $54,500, which is being amortized to interest expense over a period of one year. The unamortized balance at June 30, 2020 is approximately $39,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2020, the Trust had borrowings outstanding under the Agreement of $79,500,000 at an annual interest rate of 0.96%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at June 30, 2020. For the year ended June 30, 2020, the average borrowings under the Agreement and the average interest rate (excluding fees) were $86,863,388 and 2.35%, respectively.

8  Investments in Affiliated Funds

At June 30, 2020, the value of the Trust’s investment in affiliated funds was $3,044,693, which represents 1.5% of the Trust’s net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended June 30, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$6,727,116	$147,414,483	$(151,097,688)	$782	$—	$3,044,693	$119,312	3,044,693

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

37

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2020, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$286,273,366	$—	$286,273,366

Corporate Bonds & Notes	—	27,501,035	—	27,501,035

Common Stocks	124,072	—	—	124,072

Short-Term Investments	—	3,044,693	—	3,044,693

Total Investments	$124,072	$316,819,094	$—	$316,943,166

10  Risks and Uncertainties

Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus that was first detected in China in December 2019 has spread rapidly internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies and can affect the market in general in significant and unforeseen ways. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The near-term impact of this coronavirus has resulted in substantial market volatility, which may have an adverse effect on the Trust’s investments.

11  Subsequent Event

The Trust and Conduit have agreed to extend the mandatory redemption date of the VRTP Shares for two years from September 8, 2020 through September 8, 2022. The Conduit may also elect at any time to revise the redemption date to an earlier date provided the Conduit gives notice to the Trust no less than 365 days prior to the proposed revised redemption date and the proposed revised redemption date is no earlier than September 8, 2021. The Trust and Conduit also have agreed to a reduction to the applicable spread used to calculate the dividends on the VRTP Shares. The Board of Trustees of the Trust approved these changes to the terms of the VRTP Shares on August 13, 2020.

38

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate 2022 Target Term Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate 2022 Target Term Trust (the “Trust”), including the portfolio of investments, as of June 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from the start of business, July 31, 2017 to June 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of June 30, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, July 31, 2017 to June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of June 30, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 19, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

39

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

40

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on April 16, 2020. The following action was taken by the shareholders:

Proposal 1:  The election of Marcus L. Smith, Susan J. Sutherland and Scott E. Wennerholm as Class III Trustees of the Trust for a three-year term expiring in 2023.

Nominee for Trustee	Number of Shares
	For	Withheld

Marcus L. Smith	21,712,288	177,622

Susan J. Sutherland	21,710,512	179,398

Scott E. Wennerholm	21,713,533	176,377

41

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

42

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate 2022 Target Term Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

43

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process – Eaton Vance Funds

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

(1)

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

44

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Floating-Rate 2022 Target Term Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. In this regard, the Board considered the

45

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Board of Trustees’ Contract Approval — continued

experience of the Adviser’s large group of bank loan investment professionals and other personnel who manage other accounts, including other Eaton Vance Funds, that invest in senior floating rate loans. The Board also considered information regarding the management of the Fund’s portfolio in the context of the target term structure and noted the Adviser’s experience with this structure. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

46

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

47

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate 2022 Target Term Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 157 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 156 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2021. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 156 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class I Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class II Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee(2)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class II Trustee(2)	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

48

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2022. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class II Trustee	Until 2022. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class I Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2023. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2023. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class III Trustee	Until 2023. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

49

Eaton Vance

Floating-Rate 2022 Target Term Trust

June 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	VRTP Trustee.
(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

51

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

27978    6.30.20

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2019 and June 30, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Floating-Rate 2022 Target Term Trust

Fiscal Periods Ended	06/30/19	6/30/20
Audit Fees	$38,800	$40,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,670	$16,360
All Other Fees(3)	$0	$0

Total	$56,470	$57,210

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation

S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s last two fiscal years; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Periods Ended	06/30/19	06/30/20
Registrant	$17,670	$16,360
Eaton Vance(1)	$60,130	$103,703

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Craig P. Russ and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Mr. Russ is a Vice President of EVM and has been a portfolio manager of the Trust since July 2017. Messrs. Russ and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,618.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	8	$5,359.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel P. McElaney
Registered Investment Companies	5	$2,618.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Craig P. Russ
Registered Investment Companies	9	$16,776.0	0	$0
Other Pooled Investment Vehicles	5	$5,477.0	0	$0
Other Accounts	7	$4,304.4	0	$0
Andrew N. Sveen
Registered Investment Companies	10	$18,108.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Craig P. Russ	None
Andrew N. Sveen	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate 2022 Target Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: August 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: August 24, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: August 24, 2020